Exhibit 10.2
First Amendment to the NBT Bancorp Inc. 401(k) and Employee Stock Ownership Plan
                             Effective July 2, 2001.


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                             FIRST AMENDMENT TO THE
            NBT BANCORP INC. 401(K) AND EMPLOYEE STOCK OWNERSHIP PLAN

THIS AMENDMENT, made this 2nd day of July, 2001, by NBT BANCORP INC. ( hereinafter called the "Employer").


WHEREAS, the Employer did establish the NBT BANCORP INC. 401(K) AND EMPLOYEE STOCK OWNERSHIP PLAN (the "Plan") for the sole and exclusive benefit of its eligible participants and their respective beneficiaries under the terms and provisions of the Internal Revenue Code of 1986, as amended, and

WHEREAS, the Employer reserved the right to amend said Plan;

NOW, THEREFORE, effective as of January 1, 2001, the Plan shall be amended as follows:

1. Section 8.3 of ARTICLE VIII PAYMENT OR DISTRIBUTION OF BENEFITS, is hereby amended by adding after the last paragraph of this Section the following provision:

     "With respect to distributions under the Plan made for calendar years beginning on or after January 1, 2001, the Plan will apply the minimum distribution requirements of section 401(a)(9) of the Internal Revenue Code in accordance with the regulations under section 401(a)(9) that were proposed on January 17, 2001, notwithstanding any provision of the Plan to the contrary. This amendment shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under section 401(a)(9) or such other date as may be specified in guidance published by the Internal Revenue Service."

2. Subpart (a), of Section 1.14 of ARTICLE I, DEFINITIONS, is hereby amended by adding after the last sentence thereof the following provision:

     "Effective on and after January 1, 2001, Compensation shall include elective amounts that are not includible in the gross income of the Participant by reason of Code section 132(f)(4)."

3. Section 1.32, of ARTICLE I, DEFINITIONS, is hereby amended by adding after the last sentence thereof the following provision:

     "Effective on and after January 1, 2001, Compensation shall include elective amounts that are not includible in the gross income of the Participant by reason of Code section 132(f)(4)."


4. Section 1.33 of ARTICLE I, DEFINITIONS, is hereby amended by adding after the last sentence thereof following provision:

     "Effective January 1, 2001, "414(s) Compensation" shall not include elective amounts that are not includible in the gross income of the Participant under section 125, 132(f)(4), 402(e)(3), 402(h), or 403(b)."

5.   In all other respects, the Plan shall remain unchanged by this Amendment.


IN WITNESS WHEREOF, the Employer has caused this instrument to be executed the day and year first above written.

                                     /s/ Jane E. Neal
                                     Executive Vice President


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